UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-06404

American Strategic Income Portfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, 800 Nicollet Mall Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 08/31/06

Date of reporting period: 05/31/06

Item 1. Schedule of Investments

Schedule of  INVESTMENTS May 31, 2006 (unaudited)

American Strategic Income Portfolio

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities - 13.8%
Fixed Rate - 13.8%
Federal Home Loan Mortgage Corporation
5.50%, 1/1/18, #E93231 (b)		$853,818	$878,682	$842,558
9.00%, 7/1/30, #C40149		167,804	172,102	179,729
6.00%, 10/1/16, #610761 (b)		480,645	489,284	484,490
5.00%, 7/1/18, #724954 (b)		1,967,511	1,964,913	1,906,518
6.50%, 6/1/29, #252497 (b)		220,955	219,515	223,828
7.50%, 3/1/30, #495694		292,665	288,075	303,384
7.50%, 5/1/30, #535289 (b)		48,993	47,405	50,727
8.00%, 5/1/30, #538266 (b)		20,195	19,948	21,283
6.00%, 5/1/31, #535909 (b)		419,267	421,554	416,463
6.50%, 11/1/31, #613339 (b)		223,202	227,957	225,895
5.50%, 7/1/33, #720735 (b)		2,523,250	2,494,183	2,436,671
Total U.S. Government Agency Mortgage-Backed Securities			7,223,618	7,091,546

Whole Loans and Participation Mortgages (c) (d) - 89.8%
Commercial Loans - 40.9%
Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11	11/29/00	1,536,872	1,536,872	1,533,681
Buca Restaurant, Maple Grove, MN, 8.63%, 1/1/11	01/01/05	884,830	884,830	911,375
Dixie Highway, Pompano Beach, FL, 6.93%, 9/1/11	08/31/04	829,201	829,201	857,870
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12 (b)	09/09/02	1,706,747	1,706,747	1,792,084
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12 (b)	05/11/04	2,039,828	2,039,828	2,144,939
Metro Center, Albuquerque, NM, 5.20%, 5/1/09 (b)	04/07/04	2,546,626	2,546,626	2,496,267
Metro Center II, Albuquerque, NM, 7.88%, 5/1/09	03/20/06	149,842	149,842	140,682
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 3/1/11	02/28/06	1,622,469	1,622,469	1,671,143
Murphy Industrial Building, Irvine, CA, 8.38%, 10/1/07 (b) (e) (f)	09/29/04	1,450,000	1,450,000	1,449,378
Orchard Commons, Englewood, CO, 8.63%, 4/1/11	03/28/01	983,160	983,160	1,032,318
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11 (e)	12/23/05	1,400,000	1,400,000	1,411,127
Rockwood Galleria, Gresham, OR, 7.25%, 2/1/11	01/06/03	1,551,975	1,551,976	1,086,383
Schendel Office Building, Beaverton, OR, 8.20%, 10/1/07	09/30/97	956,279	956,279	961,811
Stephens Center, Missoula, MT, 6.38%, 9/1/10	08/21/03	1,902,000	1,902,000	1,912,805
Voit Office Building, Orange, CA, 8.13%, 9/1/08	08/17/01	1,485,790	1,485,790	1,530,363
			21,048,591	20,932,226
Multifamily Loans - 46.9%
712 S. Westlake Apartments, Los Angeles, CA, 7.92%, 7/1/07 (e) (f)	06/03/05	1,800,000	1,800,000	1,821,586
756 S. Normandie, Los Angeles, CA, 7.67%, 8/1/07 (e) (f)	07/28/05	1,575,000	1,575,000	1,591,194
Applewood Manor, Duluth, MN, 8.63%, 1/1/08	12/23/93	604,221	601,199	616,305
Cascade Village, Cascade Township, MI, 5.25%, 12/1/09 (b)	11/23/04	1,591,198	1,591,198	1,548,730
Forest Club Apartments, Dallas, TX, 11.88%, 5/1/08 (e)	04/19/06	1,720,000	1,720,000	1,713,439
Franklin Woods Apartments, Franklin, NH, 5.88%, 3/1/10	02/24/95	924,378	921,879	913,676
Hunt Club Apartments, Waco, TX, 5.64%, 7/1/11 (b)	06/03/04	1,211,974	1,211,974	1,194,349
Ironwood Apartments, Tucson, AZ, 8.44%, 4/1/08 (e) (f)	03/31/06	2,975,000	2,975,000	2,975,000
Park Hollywood, Portland, OR, 7.38%, 6/1/12	05/31/02	1,134,135	1,134,135	1,190,842
Rush Oaks Apartments, LaPorte, TX, 7.78%, 12/1/07	11/26/97	470,301	470,302	479,418
Spring Creek Gardens, Plano, TX, 8.17%, 1/1/09 (e) (f)	12/22/05	2,050,000	2,050,000	2,050,000
Steel Lake Apartments, Federal Way, WA, 7.69%, 6/1/08 (e) (f)	05/31/05	3,985,000	3,985,000	4,014,178
Vanderbilt Condominiums, Austin, TX, 8.04%, 10/1/09	09/29/99	1,118,840	1,118,840	1,163,594
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 8.42%, 3/1/07 (b) (e) (f)	02/21/03	1,900,000	1,900,000	1,601,100
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 9.88%, 3/1/07 (e)	02/21/03	350,000	350,000	245,000
Woodland Garden Apartments, Arlington, WA, 7.38%, 9/1/08	08/26/98	967,125	967,125	926,010
			24,371,652	24,044,421
Single Family Loans - 2.0%
Aegis, 1 loan, Massachusetts, 10.00%, 3/26/10	10/26/95	45,401	42,890	46,763
Aegis II, 2 loans, midwestern United States, 9.66%, 1/28/14	12/28/95	23,965	21,958	24,591
American Portfolio, 1 loan, California, 4.88%, 10/18/15	07/18/95	24,352	23,197	23,579
Anivan, 1 loan, Maryland, 5.19%, 4/14/12	06/14/96	93,353	93,956	90,440
Bank of New Mexico, 1 loan, New Mexico, 6.23%, 3/31/10	03/01/04	39,542	38,809	39,629
Bluebonnet Savings and Loan, 7 loans, Texas, 6.66%, 8/31/10	05/22/92	173,070	158,562	167,058
Bluebonnet Savings and Loan II, 1 loan, Texas, 11.50%, 8/31/10	05/22/92	5,455	5,345	5,118
CLSI Allison Wiliams, 3 loans, Texas, 9.38%, 8/1/17	02/28/92	33,725	31,018	34,116
Cross Roads Savings and Loan, 1 loan, Oklahoma, 6.25%, 1/1/21	01/07/92	38,471	36,383	39,625
Cross Roads Savings and Loan II, 3 loans, Oklahoma, 8.34%, 1/1/21	01/07/92	51,152	48,106	51,350
Fairbanks, 1 loan, Utah, 5.50%, 9/23/15	05/21/92	21,790	18,494	19,967
First Boston Mortgage Pool, 5 loans, United States, 9.04%, 11/5/07	06/23/92	47,208	38,584	48,089
Knutson Mortgage Portfolio I, 3 loans, midwestern United States, 9.37%, 8/1/17	02/26/92	169,145	161,402	174,115
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 9/30/12	09/09/92	47,217	44,856	48,633
Nomura III, 4 loans, midwestern United States, 8.20%, 4/29/17	09/29/95	118,952	107,526	116,010
Rand Mortgage Corporation, 2 loans, Texas, 9.50%, 8/1/17	07/01/02	65,505	53,737	67,470
Salomon II, 1 loan, midwestern United States, 9.34%, 11/23/14	12/23/94	37,830	32,929	38,965
Valley Bank of Commerce, 2 loans, New Mexico, 9.01%, 8/31/10	05/07/92	2,774	2,360	2,822
			960,112	1,038,340

Total Whole Loans and Participation Mortgages			46,380,355	46,014,987

Preferred Stocks- 18.2%
Real Estate Investment Trusts - 18.2%
AMB Property, Series L (b)		14,500	$359,755	$340,605
AMB Property, Series M (b)		5,600	139,850	133,112
BRE Properties, Series B (b)		20,500	539,150	522,135
BRE Properties, Series C (b)		400	10,216	9,484
BRE Properties, Series D (b)		400	10,180	9,476
CarrAmerica Realty Corp., Series E		20,900	538,545	523,754
Developers Diversified Realty, Series E		13,000	338,650	329,290
Developers Diversified Realty, Series H		4,750	122,821	117,420
Developers Diversified Realty, Series I		3,800	100,450	95,494
Duke Realty Corp., Series J (b)		2,100	52,246	49,350
Duke Realty Corp., Series K (b)		6,200	152,826	143,220
Duke Realty Corp., Series L (b)		12,000	302,160	277,920
Duke Realty Corp., Series M (b)		2,000	50,000	49,180
Equity Office Properties Trust, Series G		20,500	553,847	513,935
Equity Residential Properties, Series D (b)		1,600	42,553	41,520
Equity Residential Properties, Series N (b)		20,100	500,946	469,134
Federal Realty Investment Trust (b)		22,000	580,483	557,040
First Industrial Realty Trust (b)		23,450	594,457	572,180
Health Care Properties, Series E (b)		10,500	274,759	265,545
Health Care Properties, Series F (b)		10,700	278,312	264,718
HRPT Properties Trust, Series B (b)		14,000	364,477	358,400
Kimco Realty, Series F (b)		19,400	500,619	470,450
New Plan Excel Realty Trust, Series E (b)		600	15,924	15,186
Post Properties, Inc., Series B		17,800	468,112	451,942
Prologis Trust, Series F (b)		6,700	167,835	159,728
Prologis Trust, Series G (b)		13,200	330,984	316,140
PS Business Park, Series F		10,500	276,103	269,325
Public Storage, Series A (b)		6,000	144,291	130,860
Public Storage, Series X (b)		3,000	74,330	67,800
Public Storage, Series Z (b)		11,500	282,309	251,275
Realty Income Corp., Series D (b)		20,500	546,185	514,960
Regency Centers Corp., Series D (b)		20,500	543,955	508,400
Vornado Realty Trust, Series E (b)		4,800	121,338	118,800
Vornado Realty Trust, Series F (b)		7,800	199,340	183,846
Vornado Realty Trust, Series G (b)		8,000	200,400	185,200
Vornado Realty Trust, Series I (b)		2,000	46,500	46,300
Total Preferred Stocks			9,824,908	9,333,124

Total Investments in Unaffiliated Securities			63,428,881	62,439,657

Short-Term Investment (g) - 3.3%
First American Prime Obligations Fund, Class Z		1,695,455	1,695,455	1,695,455

Total Investments in Securities (h) - 125.1%			$65,124,336	64,135,112

Notes to Schedule of Investments:

(a)
Security valuations for the fund’s investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investments; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and, therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors, Inc. pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgages servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors, Inc. believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in a negotiation between the fund and third parties.

As of May 31, 2006, the fund held fair valued securities with a value of $46,014,987 or 89.8% of net assets.

(b)	On May 31, 2006, securities valued at $25,867,244 were pledged as collateral for the following outstanding reverse repurchase agreements:

	Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
	$ 6,505,830	5/10/06	5.13%	6/9/06	$27,812	(1)
	3,000,000	5/1/06	5.92%	6/1/06	15,280	(2)
	3,497,000	5/10/06	5.78%	6/9/06	16,844	(3)
	$13,002,830				$59,936

*	Interest rate as of May 31, 2006. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $853,818 par
Federal National Mortgage Association, 6.00%, 10/1/16, $480,645 par
Federal National Mortgage Association, 5.00%, 7/1/18, $1,967,511 par
Federal National Mortgage Association, 6.50%, 6/1/29, $220,955 par
Federal National Mortgage Association, 7.50%, 5/1/30, $48,993 par
Federal National Mortgage Association, 8.00%, 5/1/30, $20,195 par
Federal National Mortgage Association, 6.00%, 5/1/31, $419,267 par
Federal National Mortgage Association, 6.50%, 11/1/31, $223,202 par
Federal National Mortgage Association, 5.50%, 7/1/33, $2,523,250 par

(2)	Morgan Stanley:
Cascade Village, 5.25%, 12/1/09, $1,591,198 par
Hampden Medical Office, 7.38%, 10/1/12, $1,706,747 par
Hunt Club Apartments, 5.88%, 7/1/11, $1,211,974 par
Integrity Plaza Shopping Center, 7.88%, 7/1/12, $2,039,828 par
Metro Center, 5.20%, 5/1/09, $2,546,626 par
Murphy Industrial Building, 8.38%, 10/1/07, $1,450,000 par
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, 8.42%, 3/1/07, $1,900,000 par

(3)	Dresdner Bank:
AMB Property, Series L, 14,500 shares
AMB Property, Series M, 5,600 shares
BRE Properties, Series B, 20,500 shares
BRE Properties, Series C, 400 shares
BRE Properties, Series D, 400 shares
Duke Realty Corp., Series J, 2,100 shares
Duke Realty Corp., Series K, 6,200 shares
Duke Realty Corp., Series L, 12,000 shares
Duke Realty Corp., Series M, 2,000 shares
Equity Residential Properties, Series D, 1,600 shares
Equity Residential Properties, Series N, 20,100 shares
Federal Realty Investment Trust, 22,000 shares
First Industrial Realty Trust, 23,450 shares
Health Care Properties, Series E, 10,500 shares
Health Care Properties, Series F, 10,700 shares
HRPT Properties Trust, Series B, 14,000 shares
Kimco Realty, Series F, 19,400 shares
New Plan Excel Realty Trust, Series E, 600 shares
Prologis Trust, Series F, 6,700 shares
Prologis Trust, Series G, 13,200 shares
Public Storage, Series A, 6,000 shares
Public Storage, Series X, 3,000 shares
Public Storage, Series Z, 11,500 shares
Realty Income Corp., Series D, 20,500 shares
Regency Centers Corp., Series D, 20,500 shares
Vornado Realty Trust, Series E, 4,800 shares
Vornado Realty Trust, Series F, 7,800 shares
Vornado Realty Trust, Series G, 8,000 shares
Vornado Realty Trust, Series I, 2,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $10,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $5,000,000 using preferred stock as collateral.  The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $5,000,000 lending commitment.

(c)
Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on May 31, 2006. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of May 31, 2006.

(d)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. See note (a) above.

(e)	Interest only - Represents securities that entitle holders to receive only interest payments on the mortgage. The interest rate disclosed represents the net coupon rate in effect as of May 31, 2006.

(f)	Variable Rate Security - The rate shown is the net coupon rate as of May 31, 2006.

(g)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as the advisor for the fund.

(h)	On May 31, 2006, the cost of investments in securities was $65,124,336. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$719,078
Gross unrealized depreciation	(1,708,302)
Net unrealized depreciation	$(989,224)

Item 2 - Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 - Exhibits

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc.

By:

/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: July 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: July 31, 2006

By:

/s/Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: July 31, 2006